Exhibit 99.2

1st QUARTER 2008 EARNINGS CALL

2 AGENDA 1st QUARTER OPERATIONAL HIGHLIGHTS 2008 GUIDANCE FINANCIAL OVERVIEW Q&A JOHN MURPHY JOHN MURPHY DAVE ARMSTRONG JOHN MURPHY DAVE ARMSTRONG

3 FORWARD LOOKING STATEMENTS STATEMENTS IN THIS PRESENTATION WHICH ARE NOT STATEMENTS OF HISTORICAL FACT ARE “FORWARD LOOKING STATEMENTS” WITHIN THE “SAFE HARBOR” PROVISION OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE FORWARD LOOKING STATEMENTS ARE BASED ON INFORMATION AVAILABLE TO, AND THE EXPECTATIONS AND ASSUMPTIONS DEEMED REASONABLE BY, ACCURIDE CORPORATION AT THE TIME THIS PRESENTATION WAS MADE. ALTHOUGH ACCURIDE BELIEVES THAT THE ASSUMPTIONS UNDERLYING SUCH STATEMENTS ARE REASONABLE, IT CAN GIVE NO ASSURANCE THAT THEY WILL BE ATTAINED. FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM EXPECTATIONS INCLUDE BUT ARE NOT LIMITED TO MARKET DEMAND IN THE COMMERCIAL VEHILCE INDUSTRY, GENERAL ECONOMIC, BUSINESS AND FINANCING CONDITIONS, LABOR RELATIONS, GOVERNMENTAL ACTION, COMPETITOR PRICING ACTIVITY, EXPENSE VOLATILITY AND OTHER RISKS DETAILED FROM TIME TO TIME IN THE COMPANY’S SECURITIES AND EXCHANGE COMMISSION FILINGS. WE UNDERTAKE NO OBLIGATION TO PUBLICLY UPDATE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS, OR OTHERWISE.

4 1st QUARTER OPERATIONAL HIGHLIGHTS OPERATIONAL HIGHLIGHTS WHEELS Secured new business at Wabash and Great Dane Capacity issues in aluminum resolved as presses come on line COMPONENTS Wheel-end components and assemblies (Gunite) Successful completion of Rockford labor dispute Production efficiency back on track and exceeding previous levels Secured new business in slack adjusters at Wabash Truck body and chassis parts (Imperial) New management installed to improve operations New business at North American Bus delayed until later this year Other (Brillion and Fabco) Productivity improved and inventory reduced at Brillion MID-AMERICA TRUCK SHOW ANNOUNCEMENTS Benecor joint venture Co-Branded products with the Chrome Shop Mafia

5 1st QUARTER FINANCIAL HIGHLIGHTS Q1-08 Q1-07 % Net Sales $ 238.2 $ 325.4 -27% Adj. EBITDA2 $18.5 $ 49.2 -62% CONSOLIDATED RESULTS INCREMENTAL LOSS IN LINE WITH GUIDANCE Excluding $8 million in Q1 2007 from the customer dispute, Q1 2008 incremental loss is 28.6% 1. Source: ACT Research 2. Please refer to the appendix for a reconciliation of this non-GAAP measure ($, in millions) N.A. COMMERCIAL VEHICLE PRODUCTION1 (units) Q1-08 Q1-07 % Class 8 49,707 74,075 -32.9% Class 5-7 48,435 58,180 -16.8% Trailers 36,602 60,218 -39.2%

6 2008 GUIDANCE SUMMARY ADJ. EBITDA $100.0 TO $125.0 FREE CASH FLOW $5.0 to $15.0 Class 8 190,000 to 225,000 units Class 5-7 190,000 to 205,000 units Trailer 180,000 to 205,000 units NA COMMERCIAL VEHICLE PRODUCTION ESTIMATES ($, in millions) 2008 OUTLOOK We are maintaining our guidance but we are at the lower-end of our range due to delayed new truck purchases as the slowdown in the U.S. economy continues. Escalating raw material costs present additional challenges, however, actions have been implemented to mitigate and neutralize the potential negative impact

7 Q1 2008 vs. Q1 2007 ($, in millions except per share data) ($ 1.9) ($ 11.7) Net Income 15.1% 7.8% EBITDA % 7.4% 5.2% Gross Profit % ($ 0.05) ($ 0.33) EPS $ 49.2 $ 18.5 Adj EBITDA1 $ 24.1 $ 12.3 Gross Profit $ 325.4 $ 238.2 Revenue Q1-07 Q1-08 1. Please refer to the appendix for a reconciliation of this non-GAAP measure

8 Q1 2008 FREE CASH FLOW ($, in millions) CASH FROM OPERATIONS ($28.4) CAPITAL EXPENDITURES ($10.4) FREE CASH FLOW ($38.8) Despite high cash usage in Q1, we anticipate being free cash flow positive on a full year basis

08 Q1 vs. 07 Q1 FREE CASH FLOW BRIDGE ($ 7.6) ($ 30.7) ($ 6.0) $ 5.5 ($ 38.8) Q1 2007 Decrease in Adjusted EBITDA Gunite Labor Cash Effect Other Net Working Capital Improvement Q1 2008 0 •1st quarter normally high cash usage: -$ 27.6 Bond and Term Debt Payment, incentive compensation payments

10 DEBT AND LEVERAGE ($, in millions except per share data) Total Debt $572.7 Cash 46.8 Net Debt 525.9 Revolver Availability 125.0 Liquidity 171.8 Leverage Ratio* 6.7x * Leverage Ratio is calculated by Net Debt divided by Last Twelve Month Adjusted EBITDA ($ 78.2)

11 2008 OUTLOOK Management Actions Drive Organic Revenue Growth Improve Operating Performance Continue programs to reduce SG&A expenses Tighten CAPEX and closely managing cash Neutralize negative raw material cost impact We are maintaining our guidance but anticipate being at the lower end of our range due to uncertainty surrounding the timing of the anticipated increase in truck builds

APPENDIX

13 NON-RECURRING ITEMS IMPACTING NET INCOME 2008 Q1 Impact to Labor matters in Rockford, Illinois ( $ 8.1) Gross Profit Non-cash mark to market unfavorable interest rate swap ( $ 4.5) Int. Expense Total ($ 12.6) ($, in millions)

14 NON-GAAP FINANCIAL DATA ADJUSTED EBITDA IS NOT INTENDED TO REPRESENT CASH FLOW AS DEFINED BY GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“GAAP”) AND SHOULD NOT BE CONSIDERED AS AN INDICATOR OF CASH FLOW FROM OPERATIONS. ADJUSTED EBITDA REPRESENTS NET INCOME BEFORE NET INTEREST EXPENSE, INCOME TAX (EXPENSE) BENEFIT, DEPRECIATION AND AMORTIZATION PLUS NON-RECURRING ITEMS. HOWEVER, OTHER COMPANIES MAY CALCULATE ADJUSTED EBITDA DIFFERENTLY. ACCURIDE HAS INCLUDED INFORMATION CONCERNING ADJUSTED EBITDA IN THIS PRESENTATION BECAUSE ACCURIDE’S MANAGEMENT AND OUR BOARD OF DIRECTORS USE IT AS A MEASURE OF OUR PERFORMANCE TO INTERNAL BUSINESS PLANS TO WHICH A SIGNIFICANT PORTION OF MANAGEMENT INCENTIVE PROGRAMS ARE BASED. IN ADDITION, FUTURE INVESTMENT AND CAPITAL ALLOCATION DECISIONS ARE BASED ON ADJUSTED EBITDA. INVESTORS AND INDUSTRY ANALYSTS USE ADJUSTED EBITDA TO MEASURE THE COMPANY’S PERFORMANCE TO HISTORIC RESULTS AND TO THE COMPANY’S PEER GROUP. THE COMPANY HAS HISTORICALLY PROVIDED THE MEASURE IN PREVIOUS PRESS RELEASES AND BELIEVES IT PROVIDES TRANSPARENCY AND CONTINUITY TO INVESTORS FOR COMPARABLE PURPOSES. CERTAIN FINANCIAL COVENANTS IN OUR BORROWING ARRANGEMENTS ARE TIED TO SIMILAR MEASURES. FREE CASH FLOW IS NOT INTENDED TO REPRESENT CASH FLOW AS DEFINED BY GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“GAAP”) AND SHOULD NOT BE CONSIDERED AS AN INDICATOR OF CASH FLOW. FREE CASH FLOW REPRESENTS NET CASH PROVIDED BY OPERATING ACTIVITIES LESS CAPITAL EXPENDITURES. ACCURIDE HAS INCLUDED INFORMATION CONCERNING FREE CASH FLOW IN THIS PRESENTATION BECAUSE ACCURIDE’S MANAGEMENT AND OUR BOARD OF DIRECTORS USE IT AS A MEASURE OF OUR ABILITY TO REPAY DEBT AND MAKE INVESTMENTS TO WHICH A PORTION OF MANAGEMENT INCENTIVE PROGRAMS ARE BASED.

15 EBITDA RECONCILIATION 30.9 9.2 EBITDA $49.2 0.0 0.0 21.7 (1.0) 12.0 ($1.9) Q1-07 1.2 Items related to our credit agreement 8.1 Labor Disruption (6.4) Income Tax Exp. $18.5 Adj. EBITDA 11.7 Depreciation and Amortization 15.7 Net Interest Exp. ($11.7) Net Income Q1-08 Restructuring 0.0 18.3 ($, in millions)